Exhibit 10.1

FIRST AMENDMENT TO SHARE EXCHANGE AGREEMENT

This FIRST AMENDMENT TO SHARE EXCHANGE AGREEMENT (“Amendment”) is made this April 15, 2013 by and among Victory Electronic Cigarettes, Inc., a Nevada corporation (“Company”), the Shareholders of the Company (“Shareholders”), and Teckmine Industries, Inc., a Nevada corporation (“Teckmine”).   Company, Shareholders, and Teckmine are collectively herein referred to as the “Parties” and individually as a “Party”.

RECITALS

WHEREAS, on April 2, 2013, the Parties entered into a Share Exchange Agreement (“Agreement”); and

WHEREAS, the Agreement provides for the Shareholders to sell to Teckmine and for Teckmine to purchase from the Shareholders all of the Shareholders’ legal and beneficial interest in the common shares in the capital of the Company such that, at the closing of the transaction pursuant to the terms of the Agreement, the Company will become a wholly-owned subsidiary of Teckmine; and

WHEREAS, pursuant to Section 14.10 of the Agreement, the Parties each desire to enter into this written Amendment to change the “Closing Date” as defined in the Agreement; and

WHEREAS, this Amendment shall be attached to and made a part of the Agreement.

NOW, IT IS AGREED, in consideration of the mutual promises and covenants hereinafter set forth, the Parties mutually agree as follows:

1.           The Parties agree and acknowledge that the “Closing Date” as defined in the Agreement at Section 1.1(l), shall be amended and restated as follows:

“Closing Date” means the day following the satisfaction or waiver of all conditions precedent set for the in this Agreement, which shall not be later than April 30, 2013 or such other date as the Shareholders, the Target and the Purchaser may agree in writing;”

2.           All other terms and conditions of the Agreement shall remain valid and in full force and effect.

By signing below, the Parties agree to and accept the terms of this Amendment.

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single Amendment.  This Amendment may be executed by facsimile transmission or PDF e-mail.  Such facsimile or PDF e-mail signature shall be treated in all respects as having the same effect as an original signature

IN WITNESS WHEREOF the Parties have duly executed this Amendment as of the day and year first above written.

VICTORY ELECTRONIC CIGARETTES, INC.

Per:	/s/ Marc Hardgrove
Authorized Signatory

TECKMINE INDUSTRIES, INC.

Per:	/s/ Nathan Woods
Authorized Signatory

WITNESSED BY:

/s/ Marc Hardgrove
Name	MARC HARDGROVE

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WITNESSED BY:

/s/ David Martin
Name	DAVID MARTIN

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Sale
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WITNESSED BY:

/s/ Brent Willis
Name	BRENT WILLIS

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WITNESSED BY:

/s/ Paul Simon
Name	PAUL SIMON
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WITNESSED BY:

/s/ Paul Dillman
Name	PAUL DILLMAN

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WITNESSED BY:

/s/ John Perner
Name	JOHN PERNER

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WITNESSED BY:

/s/ Steve Riffle
Name	STEVE RIFFLE

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